                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ___________________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASS OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             AEGIS INVESTMENT TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MARYLAND                                    76-0549983
  (STATE OF INCORPORATION                         (I.R.S. EMPLOYER
     OR ORGANIZATION)                            IDENTIFICATION NO.)


                      2500 CITYWEST BOULEVARD, SUITE 1200
                             HOUSTON, TEXAS  77042
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

IF THIS FORM RELATES TO THE REGISTRATION          IF THIS FORM RELATES TO THE REGISTRATION
OF A CLASS OF DEBT SECURITIES AND IS              OF A CLASS OF DEBT SECURITIES AND IS TO
EFFECTIVE UPON FILING PURSUANT TO                 BECOME EFFECTIVE SIMULTANEOUSLY WITH THE
GENERAL INSTRUCTION A(c)(1) PLEASE                EFFECTIVENESS OF A CONCURRENT REGISTRATION
CHECK THE FOLLOWING BOX.  / /                     STATEMENT UNDER THE SECURITIES ACT OF
                                                  1933 PURSUANT TO GENERAL INSTRUCTION
                                                  A(c)(2) PLEASE CHECK THE FOLLOWING BOX / /


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
TO BE REGISTERED:                           EACH CLASS IS TO BE REGISTERED:
-----------------                           -------------------------------

COMMON STOCK                                NEW YORK STOCK EXCHANGE
$0.01 PAR VALUE PER SHARE


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

NONE


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    A description of the Common Stock, $0.01 par value per share, of the Registrant is set forth under the caption "Description of Capital Stock" in the prospectus contained in the Registrant's Amendment No. 3 to Registration Statement on Form S-11 (No. 333-35473) filed with the Securities and Exchange Commission on November 26, 1997 (the "Registration Statement") and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

    The following documents and instruments defining the rights of Securityholders, filed as Exhibits to the Registration Statement, are herein incorporated by reference:

    1 Form of Common Stock Certificate (previously filed as Exhibit 4.1 to the Registrant's Amendement No. 1 to the Registration Statement on Form S-11, No. 333-35473, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

    2 Amended and Restated Declaration of Trust of the Registrant (previously filed as Exhibit 3.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-35473, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

    3 Bylaws of the Registrant (previously filed as Exhibit 3.2 to the Registrant's Amendment No.1 to the Registration Statement on Form S-11, No. 333-35473, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AEGIS INVESTMENT TRUST


Dated: December 3, 1997             By: /s/ PATRICK A. WALDEN
                                        ---------------------------------
                                        Patrick A. Walden
                                        Managing Director

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                                   INDEX TO EXHIBITS


    EXHIBIT
    NUMBER         EXHIBIT
    -------        -------

      1            Form of Common Stock Certificate (previously filed as
                   Exhibit 4.1 to the Registrant's Amendment No. 1 to Registration Statement on Form S-11, No. 333-35473, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

      2 Amended and Restated Declaration of Trust of the Registrant (previously filed as Exhibit 3.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-35473, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

      3 Bylaws of the Registrant (previously filed as Exhibit 3.2 to the Registrant's Amendment No.1 Registration Statement on Form S-11, No. 333-35473, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).